                                 SCHEDULE 14A

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)(S) 240.14a-11(c) or (S)(S) 240.14a-12

              UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                                UAM Funds, Inc.
                         DSI Small Cap Value Portfolio
                              825 Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-Link (826-5465)

January 10, 2001



Dear Shareholder:

I am writing to all shareholders of the DSI Small Cap Value Portfolio (the "Fund") to inform you of a meeting of shareholders to be held on January 31, 2001. Before that meeting, I would like your vote on the important issues affecting the Fund as described in the attached proxy statement. This is a very important meeting that has been called to consider three proposals requiring your vote as a shareholder.

The proxy statement includes proposals relating to the adoption of standardized fundamental investment restrictions for the Fund, the ratification of an interim investment advisory agreement for the Fund and the approval of an investment advisory agreement for the Fund. More specific information about all the proposals is contained in the proxy statement, which you should consider carefully.

The Board of Directors of the Fund has unanimously approved the proposals and recommends that you vote FOR all of the proposals described within this document.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today.

If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the UAM Funds who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,





/s/ James F. Orr, III
James F. Orr, III
Chairman

                 IMPORTANT NEWS FOR SHAREHOLDERS OF UAM FUNDS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the DSI Small Cap Value Portfolio (the "Fund") that requires a shareholder vote.


                         Q & A: QUESTIONS AND ANSWERS

Q.   What Is Happening?

A. United Asset Management Corporation ("UAM"), the parent company of Dewey Square Investors Corporation ("DSI"), the Fund's adviser, entered into an agreement with Old Mutual plc ("Old Mutual") and OM Acquisition Corp. ("OMAC"), a wholly owned subsidiary of Old Mutual, pursuant to which Old Mutual made a tender offer for the outstanding shares of UAM, and OMAC merged with UAM (the "Old Mutual Transaction"). The Old Mutual Transaction was consummated on September 26, 2000. Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance. In addition, DSI has entered into an agreement with Dwight Asset Management Company, Inc. ("Dwight"), also a subsidiary of UAM, whereby DSI will be merged into Dwight. DSI has also entered into an Asset Purchase Agreement with UAM and Independence Investment Associates, Inc. ("Independence") whereby Independence will purchase DSI's small cap investment advisory business, including DSI's advisory relationship with the Fund (the "Independence Transaction" and together with the Old Mutual Transaction, the "Transactions"). As part of that agreement and in order to facilitate a smooth transition of investment management from DSI to Independence, the lead portfolio manager of the Fund, Mr. Charles Glovsky, on December , 2000 became a joint employee of DSI and Independence. Until the closing of the Independence Transaction, Mr. Glovsky will continue to manage the Fund as an employee of DSI, but upon the closing of the Independence Transaction, his employment with DSI will terminate. As an employee of Independence, Mr. Glovsky will serve as the head of Independence's small cap group, where he will continue to manage the Fund. THE DIRECTORS OF THE FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH UAM OR ITS AFFILIATE, OLD MUTUAL OR ITS AFFILIATES, INDEPENDENCE OR ITS AFFILIATES OR THE UAM FUNDS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.   Why Did You Send Me This Booklet?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on the important proposals concerning your investment in the Fund, a portfolio of UAM Funds, Inc. ("UAM Funds").

Q. Why Am I Being Asked To Vote on Interim and Proposed New Advisory Agreements In Proposal Nos. 3 and 4?

A. The Investment Company Act of 1940, which regulates investment companies such as the Fund, requires a vote whenever there is a change in control or management of an investment company's adviser. Upon a change of control or management, the advisory agreement between the investment adviser and the investment company terminates. The Old Mutual Transaction resulted in a change of control of UAM and the Fund is currently being managed pursuant to an interim advisory agreement that was effective with the Old Mutual Transaction. Compensation earned by

     DSI between the termination of the advisory contract and shareholder ratification of the interim advisory agreement is held in an interest-bearing escrow account for a period of up to 150 days from the termination of the advisory agreement. In order for DSI to receive all of its advisory fees under the interim advisory agreement, shareholders must ratify the interim advisory agreement. The Independence Transaction will also result in a change of control and a change of management which requires shareholder approval of a new advisory agreement. Except for the time period covered by the agreements, the new advisory agreements are identical in all material respects to the existing advisory agreements and the Fund's advisory fee rate will remain unchanged.

Q. What Happens If the Interim Advisory Agreement is not Ratified or the New Advisory Agreement Is Not Approved?

A. If the shareholders of the Fund do not ratify the interim advisory agreement, DSI will be paid the lesser of the costs incurred in performing its services under the interim advisory agreement or the total amount in the escrow account, plus the interest earned. If the shareholders of the Fund do not approve the new advisory agreement with Independence, the Board of Directors will take such further action as they deem in the best interests of the shareholders of the Fund.

Q.   What Else Am I Being Asked To Vote On?

A. In addition to voting on interim and proposed new advisory agreements, shareholders of the Fund are being asked to consider the following item:

     . to adopt standardized fundamental investment restrictions by revising the Fund's current fundamental investment restrictions.

Q.   How Will The Old Mutual and Independence Transactions Affect Me?

A. UAM has assured the Board that there will be no reduction in the nature or quality of its services to the Fund as a result of the Transactions. In addition, the Independence Transaction will provide the Fund's lead manager with additional resources for research and analysis.

Q.   How Does The Fund's Board Of Directors Recommend That I Vote?

A. After careful consideration, the Board of UAM Funds, including those Directors who are not affiliated with the UAM Funds, UAM or its affiliated companies, Old Mutual or its affiliated companies, or Independence or its affiliated companies, recommend that you vote FOR all of the proposals on the enclosed proxy card.

Q.   Whom Do I Call For More Information Or To Place My Vote?

A. You may provide the UAM Funds with your vote via mail. If you need more information on how to vote, or if you have any questions, please call your fund's information agent at 1-877-826-5465.


 Your Vote Is Important And Will Help Avoid The Additional Expense Of Another
                                 Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM Funds, Inc.
                         DSI Small Cap Value Portfolio
                              825 Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-Link (826-5465)

                       NOTICE OF MEETING OF SHAREHOLDERS
                        TO BE HELD ON JANUARY 31, 2001

NOTICE IS HEREBY GIVEN that a meeting (the "Meeting") of shareholders of the DSI Small Cap Value Portfolio, a series of UAM Funds, Inc., will be held on January 31, 2001 at the 9:00 a.m. Eastern Time at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 for the following purposes:

1. To approve the adoption of standardized fundamental investment restrictions by revising the current fundamental investment restrictions of the Fund.

2.   To ratify an interim investment advisory agreement for the Fund.

3.   To approve a new investment advisory agreement for the Fund.

4. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 21, 2000, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by submitting a subsequent proxy using the mail or by voting in person at the meeting.

By Order of the Board of Directors of UAM Funds, Inc.





/s/Linda T. Gibson
Linda T. Gibson
Secretary

Boston, Massachusetts
January 10, 2001

                                UAM Funds, Inc.
                         DSI Small Cap Value Portfolio
                              825 Duportail Road
                           Wayne, Pennsylvania 19087
                           1-877-UAM-Link (826-5465)

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF

                         DSI Small Cap Value Portfolio

                        TO BE HELD ON JANUARY 31, 2001

This proxy statement is furnished in connection with the solicitation by the Board of Directors of UAM Funds, Inc. (the "Company" or "UAM Funds") for the meeting of shareholders of DSI Small Cap Value Portfolio (the "Fund") to he held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 on January 31, 2001 at 9:00 a.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on December 21, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about January 10, 2001.

As used in this proxy statement, the Company's board of directors is referred to as a "Board," and the term "Director" includes each director of the Company. A Director that is an interested person of the Company is referred to in this proxy statement as an "Interested Director." A Director may be an interested person of the Company because they are affiliated with one of the Company's investment advisers, United Asset Management Corporation or the Company's principal underwriter. Directors that are not interested persons of the Company are referred to in this proxy statement as "Independent Directors."

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
-----------------------------------------------

        The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, submitting a subsequent proxy, or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the UAM Funds at 1-877-826-5465.

        The Fund expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of UAM or its affiliates, who will not receive any compensation therefore from the Fund. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by United Asset Management Corporation and/or Old Mutual plc-not the Fund. Such costs are estimated to be approximately $________.

        All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have the effect of a vote against proposals one, two and three. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN broker non-votes, withheld votes and votes AGAINST will have the same effect in determining whether the Proposal is approved. Unmarked voting instructions will be voted in favor of the proposals.

        If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

Required Vote

        The following table summarizes the proposals contained in this proxy statement. The approval of each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

        Proposal
        Number                  Proposal Description
        ------------------------------------------------------------------------
        1. To adopt standardized fundamental investment restrictions for the Fund by revising the Fund's current fundamental investment restrictions.
        ------------------------------------------------------------------------
        2.   To ratify an interim investment advisory agreement.
        ------------------------------------------------------------------------
        3.   To approve a new investment advisory agreement.

PROPOSAL 1 - CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------------------------------

Adoption of Standardized Investment Restrictions (Proposals 1A-1H)

        The 1940 Act requires an investment company to have adopted certain specified investment policies ("Restrictions"), which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the UAM Funds to reflect regulatory, business or industry conditions that were in effect at the time the particular action was taken. However, over time many fundamental policies with respect to particular matters differ from one UAM Fund to the next. Because of the opportunity afforded by this Meeting, the Directors have reviewed the Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of the Fund with all of the other portfolios of UAM Funds.

        The text and a summary description of each proposed change to the Fund's fundamental restrictions are set forth below. If approved by the Fund's shareholders at the Meeting, the proposed changes to the Fund's fundamental restrictions will be adopted by the Fund. The Fund's Statement of Additional Information will be revised to reflect those changes as soon as practicable following the Meeting. If the shareholders of the Fund fail to approve any proposed fundamental policy, the current policy will remain in effect.

        Proposal 1A. Diversification of Investments. Under the current
        -------------------------------------------
        diversification policy, the Fund may not, with respect to 75% of its assets, invest more than 5% of its total assets at the time of purchase in securities of any single issuer (other than obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities) or purchase more than 10% of any class of the outstanding voting securities of any issuer. The Board recommends that the Fund's current fundamental policy on diversification be replaced with the following fundamental investment restriction:

               The Fund may not make any investment inconsistent with the Fund's classification as a diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"). This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

        The proposed diversification policy does not differ in substance from the current diversification policies, but serves to simplify the current fundamental policy. The 1940 Act currently prohibits a diversified investment company from investing more than 5% of the value of its total assets, determined at market or other fair value at the time of purchase. The 1940 Act also currently prohibits a diversified investment company from investing in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations only apply to 75% of the investment company's assets and do not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The 1940 Act does not impose any investment limitations on a non-diversified investment company. However, a non-diversified investment company must comply with the diversification requirements of the Internal Revenue Code. Currently the Internal Revenue Code permits an investment company to invest 50% of its total assets in two issuers (i.e., 25% each) and, with respect to 50% of its total assets, requires the investment company to be diversified under the 5% of assets and 10% of voting securities tests described above.

        Proposal 1B. Borrowing. Under its current fundamental policy on
        ----------------------
        borrowing, the Fund may not borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 33 1/3% of the Fund's gross assets valued at the lower of market or cost. To simplify and modernize the Fund's current fundamental policy on borrowing and the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

               The Fund may not borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time.

        The primary purpose of the proposed change is to standardize the Fund's current restriction and conform it to the current regulatory requirements and the evolving market environment. Under the 1940 Act, an investment company may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed). An investment company may also borrow up to an additional 5% of its total assets for temporary purposes. The 1940 Act prohibits an investment company from purchasing securities on margin, participating in a joint trading account or effecting a short sale of any security in contravention of SEC rules, regulations or orders. The SEC has issued no rules, regulations or orders. The SEC staff, however, has taken the position that opening a margin account, which is required to effect the short sales, is a borrowing by an investment company and not from a bank, as is required by the 1940 Act. Therefore, it is proposed that the Fund preserve the right to margin, participate in joint trading accounts and engage in short sales to the extent permitted by SEC staff interpretations and subject to any guidelines adopted by the Board.

        Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund. However, adoption of the proposed policy will allow the Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Fund and its shareholders.

        Proposal 1C. Issuing of Senior Securities. Under its current fundamental
        -----------------------------------------
        policy on senior securities, the Fund may not issue senior securities, as defined in the 1940 Act except that the restriction shall not be deemed to prohibit the Fund from making permitted borrowings, mortgages or pledges or entering repurchase transactions. To simplify and modernize the Fund's current fundamental policy on the issuance of senior securities, the Board recommends that shareholders vote to approve the following fundamental policy:

               The Fund may not issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

        The proposed policy will also allow the Fund to issue senior securities to the full extent permitted under the 1940 Act. Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally considered to be an obligation of an investment company that has a claim to the investment company's assets or earnings that takes precedence over the claims of the investment company's shareholders. The 1940 Act generally prohibits mutual funds from issuing any senior securities with limited exceptions; however, under current SEC staff interpretations, investment companies are permitted to engage in certain types of transactions that might be considered to involve the issuance of "senior securities" as long as certain conditions are satisfied. The Fund currently engages, and would engage, in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

        Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund. However, adoption of the proposed policy will allow the Fund to respond to legal, regulatory and market developments that may make the use of permissible borrowings and the issuance of senior securities advantageous to the Fund and its shareholders.

        Proposal 1D. Underwriting. Under its current fundamental policy on
        -------------------------
        underwriting, the Fund may not underwrite the securities of other issuers. The Board recommends that shareholders vote to replace the current fundamental policy on concentration with the following fundamental policy:

               The Fund may not underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

        The primary purpose of the Proposal is to eliminate minor differences in the wording of the Fund's current fundamental policy on underwriting to achieve uniformity with the fundamental policy of other UAM Funds and to avoid unintended limitations or interpretations. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

        Proposal 1E. Industry Concentration. The Fund's current policy on
        -----------------------------------
        industry concentration prohibits the Fund from investing more than 25% of its assets in securities of companies within a single industry. The current policy does not apply to investments in instruments issued or guaranteed by the U.S. Government and its agencies when the Fund adopts a temporary defensive position. The Board recommends that shareholders vote to replace the Fund's current fundamental policy on industry concentration with the following fundamental policy:

               The Fund may not concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

        While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the SEC takes the position that investment of more than 25% of an investment company's assets in an industry constitutes concentration. If the Fund's fundamental policy prohibits the Fund from concentrating in an industry, the Fund may not invest more than 25% of its assets in the applicable industry unless it discloses the specific conditions under which it will change its concentration policy. The Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the SEC, or some combination thereof. Because the Fund may create its own reasonable industry classifications, the Board believes that it is not necessary to include such matters in the fundamental policy of the Fund. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

        Proposal 1F. Investment in Real Estate. Under its current fundamental
        --------------------------------------
        investment policy regarding investments in real estate, the Fund may not purchase or sell real estate limited partnerships, although it may purchase and sell securities of companies which deal in real estate and may purchase and sell securities which are secured by interests in real estate. The Board recommends that the current fundamental policy of the Fund be replaced with the following fundamental investment policy:

               The Fund may not purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in securities of issuers that deal or invest in real estate, and (3) that the Fund may purchase securities secured by real estate or interests therein.

        The proposed fundamental policy regarding investments in real estate is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of the Fund's current fundamental policy on investments in real estate to achieve greater uniformity among all of the UAM Funds' fundamental policies with respect to investments in real estate, and to avoid unintended limitations resulting from different interpretations of the policy. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

        Proposal 1G. Commodities. The Fund has a current fundamental investment
        ------------------------
        policy prohibiting the Fund from investing in physical commodities or contracts on physical commodities. The Board recommends that the current fundamental policy of the Fund be replaced with the following fundamental investment policy:

               The Fund may not purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

        The proposed fundamental policy regarding investments in commodities is not materially different from the current comparable policy except that the policy has been reworded and clarified. The primary purpose of the Proposal is to eliminate minor differences in the wording of the Fund's current fundamental policy on investments in commodities to achieve greater uniformity among all of the Funds' fundamental policies with respect to investments in commodities, and to avoid unintended limitations resulting from different interpretations of the Fund's policy. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

        Proposal 1H. Lending. The current fundamental policy on loans for the
        --------------------
        Fund prohibits the making of loans, except (1) by purchasing bonds, debentures or similar obligations which are publicly distributed, (including repurchase agreements provided, that repurchase agreements maturing in more than seven days, together with securities which are not readily marketable, will not exceed 15% of the Fund's net assets), and
        (2) by lending its portfolio securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC. The Board recommends that the shareholders vote to replace the Fund's current fundamental policy on loans with the following fundamental investment policy:

               The Fund may not make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund's prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

        The proposed policy, unlike the Fund's current policy, does not specify the particular types of lending in which the Fund is permitted to engage; instead, the proposed policy permits the Fund to lend only in a manner and to an extent in accordance with applicable law. Subject to the receipt of any necessary regulatory approval and Board authorization, the fund may enter into certain lending arrangements that would benefit the Fund and its shareholders. The proposed policy would provide the Fund with greater flexibility and maximize the Fund's lending capabilities, thereby allowing the Fund to respond more effectively to regulatory, industry and market developments. Adoption of the proposed policy is not expected to affect materially the operation of the Fund, and the Board does not anticipate that the proposed fundamental policy will change the level of investment risk associated with an investment in the Fund.

Recommendation of Directors

        The Directors have reviewed the potential benefits associated with the proposal to standardize the Fund's fundamental Restrictions (Proposals 1A through 1H). The Board had concurred with management and believes that simplifying the Fund's fundamental restrictions will enhance management's ability to manage the Fund's assets more efficiently in changing regulatory and investment environments, and permit management and the Board to review and monitor investment policies more easily. In addition, the proposed changes to the fundamental investment restrictions of the Fund will assist the Fund in making required regulatory filings in a more efficient and cost-effective manner. The proposed changes in fundamental restrictions will allow the Fund greater investment flexibility to respond to future investment opportunities. The Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with an investment in the Fund.

        The Directors voted to approve each of these Proposals at a meeting held for that purpose on August 4, 2000.

The Directors Unanimously Recommend that Shareholders of The Fund Vote to Approve Proposals 1A-1H.

PROPOSAL 2 AND PROPOSAL 3: RATIFICATION OF INTERIM INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------
AND NEW INVESTMENT ADVISORY AGREEMENT
-------------------------------------

Introduction

        Dewey Square Investors Corporation ("DSI"), located at One Financial Center, 24/th/ Floor, Boston, Massachusetts 02111, has served as investment adviser of the Fund since its inception. DSI served as adviser of the Fund pursuant to an investment advisory contract dated August 24, 1998 (the "Advisory Contract"). The investment advisory agreement was approved at the Fund's inception (December 15, 1998) by the Fund's initial shareholder. The investment advisory agreement was last approved by the Board on September 13, 2000. The Advisory Contract terminated as a result of the acquisition of United Asset Management Corporation ("UAM") by Old Mutual plc ("Old Mutual") on September 26, 2000 (the "Old Mutual Transaction"). DSI currently serves as adviser pursuant to the interim advisory agreement which is currently proposed for shareholder ratification. DSI is a subsidiary of UAM, a Delaware corporation. UAM's address is One International Place, Boston, Massachusetts 02110. UAM is also the parent company of the Fund's administrator, distributor and shareholder servicing agent.

        As a result of the Old Mutual Transaction and an anticipated merger of DSI into Dwight Asset Management Company ("Dwight"), also a subsidiary of UAM (the "Transactions"), DSI will cease to exist in its current form. The lead portfolio manager of the Fund will not be joining Dwight. As discussed in more detail below, DSI has also entered into an Asset Purchase Agreement with UAM and Independence Investment Associates, Inc. ("Independence") whereby Independence will purchase DSI's small cap investment advisory business, including DSI's advisory relationship with the Fund (the "Independence Transaction" and together with the Old Mutual Transaction, the "Transaction"). As part of that agreement, the lead portfolio manager of the Fund, Mr. Glovsky will be joining Independence to become the head of Independence's small cap group, where he will continue to manage the Fund (the "Independence Transaction"). The completion of the Old Mutual Transaction resulted in a change in control of DSI. The completion of the Independence Transaction will result in a change of Investment Adviser of the Fund. DSI after the Old Mutual Transaction continued to serve as investment adviser to the Fund but after the Independence Transaction, Independence will serve as the fund's investment adviser. Regardless of the Transactions, the lead manager responsible for the day to day management of the Fund will not change. The section below provides more information on the Transactions and provides some general information on DSI (and Independence) and the investment advisory agreements.

        Consummation of the Old Mutual Transaction did and the Independence Transaction will constitute an "assignment," as that term is defined in the 1940 Act, of the Fund's investment advisory agreement. As required by the 1940 Act, the Fund's current investment advisory agreement automatically terminates in the event of its assignment. In anticipation of the Old Mutual Transaction, the Board approved continuation of the advisory services under an interim investment advisory agreement between the Fund and DSI subject to further ratification by shareholders of the Fund. In addition, in anticipation of the Independence Transaction, the Board has approved continuation of the advisory services under a new investment advisory agreement between the Fund and Independence subject to further approval by shareholders of the Fund. Compensation earned by DSI between the termination of the Advisory Contract and shareholder ratification of the interim investment advisory agreement is held in an interest-bearing escrow account for a period of up to 150 days from the termination of the Advisory Contract. If shareholders ratify the proposed interim advisory agreement, the amount held in the escrow account, plus interest, will be paid to DSI. If shareholders do not ratify the interim investment advisory agreement, DSI will be paid the lesser of the costs incurred in performing its services under the interim agreement or the total amount in the escrow account, plus interest earned. If shareholders do not approve the new investment advisory agreement with Independence, the Board of Directors will take such further action as they deem to be in the best interests of shareholders of the Fund. Forms of the interim investment advisory agreement and new investment advisory agreement are attached to this proxy statement as Exhibits A and B. The new investment advisory agreement is identical in all material respects to the Fund's current investment advisory agreement. In addition, the Fund's advisory fee rate is unchanged.

Old Mutual Acquisition of UAM

        On June 16, 2000, Old Mutual, a public limited company based in the United Kingdom, OM Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Old Mutual ("OMAC") and UAM, the parent company of the investment adviser, administrator and distributor of the Funds, entered into an Agreement and Plan of Merger (the "Old Mutual Agreement") for Old Mutual to acquire UAM for $25 per share ("Offer Price") in cash through a tender offer and merger (the "Old Mutual Transaction"). The Old Mutual Transaction valued the equity of UAM at approximately $1.46 billion. The Transaction was consummated September 26, 2000. The Funds are currently being managed pursuant to an interim agreement that was effective with the Old Mutual Transaction.

        The Old Mutual Transaction was subject to a number of conditions, including (but not limited to): (i) tender by holders of a majority of UAM's outstanding shares; (ii) the absence of any legal restraint or prohibition preventing the Old Mutual Transaction; (iii) expiration of any waiting period required by antitrust laws; and (iv) approval of the Old Mutual Transaction by fund and non-fund clients representing specified percentages of UAM. Following completion of the tender offer, OMAC was merged with and into UAM and each UAM share outstanding (other than certain dissenting shareholders) was converted into the right to receive the tender offer price, as adjusted, or any greater amount per share paid pursuant to the tender offer.

        Old Mutual is a United Kingdom-based financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking and general insurance. UAM has approximately $188 billion in assets under management in institutional and individual private accounts and mutual funds. The acquisition of UAM will increase Old Mutual's assets under management to approximately $275 billion.

        Pursuant to the Old Mutual Agreement approved by UAM's Board of Directors, all options to purchase shares of UAM Shares granted to employees and directors of UAM vested. The Old Mutual Agreement provided that, except as otherwise agreed by Old Mutual and the option holder, all such options that were outstanding immediately before the effective time of the Old Mutual Transaction would be canceled in exchange for a cash payment by UAM equal to the number of Shares subject to the option times the excess, if any, of the Offer Price over the exercise price per-Share of the option, less applicable withholding taxes. Mr. Orr, a Director of the Company, held options (with an exercise price of $18.56 per share) representing 1,000,000 shares of UAM, resulted in payments of approximately $6.44 million at the closing of the Old Mutual Transaction.

        The Old Mutual Transaction constituted a "change of control" for purposes of the change-of-control employment agreements that UAM has entered into with certain senior officers of UAM, including Mr. Orr. The agreements provide generally that the officer's terms and conditions of employment (including position, location, compensation and benefits) will not be adversely changed during the two-year period after the change of control. If UAM terminates the executive's employment (other than for cause, death or disability), or (in certain circumstances) the officer terminates his or her employment for any reason during the 30-day period following the first anniversary of the change of control, the officer is generally entitled to receive a multiple of the officer's annual base salary and annual bonus and UAM contributions made to the officer's defined contribution plan accounts for the most recent plan year, and continued welfare benefits for a number of years equal to the same multiple. The multiple for Mr. Orr is three (3). In addition, the employment agreements provide that certain officers are entitled to receive payment in an amount sufficient to make the officers whole for any excise tax excess parachute payments imposed under Section 4999 of the Internal Revenue Code of 1986, as amended, provided such parachute payments exceed 110% of the maximum amount that could be paid without incurring any excise tax on the excess parachute payment, in which case the parachute payments would be reduced to prevent the imposition of the excise tax. Certain agreements provide for a reduction in payments if necessary to prevent imposition of the excise tax. All amounts were paid in full to Mr. Orr pursuant to the agreements described above upon the change in control. In addition, under the deferred compensation plan and the stock option deferral plan, all benefits became immediately payable upon approval of the Agreement by UAM's Board of Directors.

Merger of DSI into Dwight and Movement of the Fund's Lead Manager to
Independence

        It is expected that on February 15, 2001, DSI, a Delaware corporation, and a wholly-owned subsidiary of UAM, will merge with Dwight. No consideration is being paid in connection with the merger of DSI into Dwight.

        DSI has also entered into an Asset Purchase Agreement (the "Independence Agreement") with UAM and Independence whereby Independence will purchase DSI's small cap investment advisory business, including DSI's advisory relationship with the Fund. The purchase price paid by Independence for DSI's small cap advisory business will be based on a multiple of the net assets of DSI's small cap advisory accounts subject to certain adjustments and additional contingent payments. The Independence
        Transaction is expect to close on       . The Independence Transaction
        is subject to a number of conditions including the approval by the Fund's shareholders of a new investment advisory agreement with Independence. As part of the Independence Agreement and in order to facilitate a smooth transition of investment management from DSI to Independence, the lead portfolio manager of the Fund, Mr. Charles
        Glovsky, on December   , 2000 became a joint employee of DSI and
        Independence. Until the closing of the Independence Transaction, Mr. Glovsky will continue to manage the Fund as an employee of DSI, but upon the closing of the Independence Transaction, his employment with DSI will terminate. As an employee of Independence, Mr. Glovsky will serve as the head of Independence's small cap group, where he will continue to manager the Fund.

        Independence is a Delaware corporation with offices at 53 State Street, Boston, MA 02109 and is a wholly-owned subsidiary of John Hancock Financial Services, Inc. Independence manages approximately $28 billion of assets primarily for institutions.

        Principal Executive Officer
        Mark C. Lapman
        Chief Executive Officer

        Directors
        Steve Brown
        Chairman, John Hancock Financial Services, Inc.

        John DeCiccio
        President, John Hancock Financial Services, Inc.

        Greg Winn
        Treasurer, John Hancock Financial Services, Inc.

        Kathleen Graveline
        Executive Vice President- Retail Sector, John Hancock Financial Services, Inc.

        Klaus Shigley

        Vice President, John Hancock Financial Services, Inc.

        The address for each of the persons listed above is c/o Independence Investment Associates, Inc., 53 State Street, Boston, MA 02109.

Section 15(f) of the 1940 Act

        Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment adviser to the Fund) to a registered investment company, and the affiliates of such adviser (such as UAM), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

        Consistent with the first conditon of Section 15(f), Old Mutual and UAM have agreed in the Old Mutual Agreement that, for a period of three years after the closing of the Transactions, they will not take or recommend any action that would cause more than 25% of the directors to be interested persons of the entity acting as the Fund's investment adviser. In addition, Old Mutual and UAM have agreed not to take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f). Similarly UAM and Independence have represented and warranted to each other that neither party has any understanding or agreement which would impose an unfair burden on the Fund within the meaning of Section 15(f) or would violate Section 15(f) in any way.

        With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

        In the Agreements, Old Mutual and UAM and Old Mutual and Independence have agreed not to take or recommend any action that would constitute an unfair burden on the Fund within the meaning of Section 15(f).

Description of the Investment Advisory Agreement

        DSI (or Independence after the Independence Transaction) will act as the Fund's investment adviser pursuant to an advisory agreement.

        The Fund's Advisory Contract and proposed investment advisory agreements require DSI (or Independence after the Independence Transaction) to

        .   Manage the investment and reinvestment of the Fund's assets;

        . Continuously review, supervise and administer the investment program of the Fund; and

        . Determine what portion of the Fund's assets will be invested in securities and what portion will consist of cash.

        DSI (or Independence after the Independence Transaction) is also required to render regular reports to the Fund's officers and Board concerning the adviser's discharge of its responsibilities.

        The Advisory Contract and proposed investment advisory agreements also authorize DSI (or Independence after the Independence Transactions) to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct DSI (or Independence after the Independence Transaction) to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if DSI (or Independence after the Independence Transaction) determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the adviser's overall responsibilities with respect to the Fund.

        The Advisory Contract and the proposed investment advisory agreements of the Fund obligate DSI (or Independence after the Independence Transactions) to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. Under the terms of the Advisory Contract and the proposed investment advisory agreement, DSI has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided herein.

        The Fund's Advisory Contract and proposed investment advisory agreements provide that DSI (or Independence after the Independence Transactions) shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to receipt of compensation of services.

Information on Investment Advisory Fees and Annual Expense Limitation

        The Fund currently pays DSI an annual advisory fee at the rate of 0.85% of the Fund's average daily net assets. In addition, the adviser has voluntarily agreed to limit the total expenses of Institutional Class Shares of the Fund to 0.75% of the Fund's average daily net assets. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of the Fund. The adviser intends to continue its expense limitation until further notice, but may discontinue it at any time. During the last fiscal year, the Fund paid DSI $________, excluding fee waivers. After giving effect to the adviser's fee waiver, the Fund paid $________ in advisory fees during its most recent fiscal year.

Recommendation of Directors

        On August 4, 2000, representatives of UAM advised the Independent Directors that UAM had entered into the Old Mutual Agreement and that Dwight would be merging with DSI. At that time, representatives of UAM described the general terms of the proposed Old Mutual Transaction and the perceived benefits for the UAM organization and for its investment advisory clients. The Independent Directors discussed the Old Mutual Transaction with representatives of UAM. They were assisted in their review of this information by their independent legal counsel.

        On December 14, 2000, representatives of UAM advised the independent directors that UAM, DSI and Independence has entered into the Independence Agreement; that the lead portfolio manager of the Fund would be joining Independence and that subject to shareholder approval a new investment advisory agreement was proposed to be entered into with Independence. In addition, the general terms of the Independence Transaction and the perceived benefits for DSI Funds shareholders were discussed with the Board. The Independent Directors discussed the Independence Transaction with representatives of UAM. They were assisted in their review of this information by their independent legal counsel.

        On August 4, 2000, the Board, including a majority of the Independent Directors, voted to approve the interim investment advisory agreement with DSI and to recommend its approval to shareholders. On December 13, 2000, the Board, including a majority of the Independent Directors, voted to approve the new investment advisory agreement with Independence and to recommend its approval to shareholders.

The Directors Unanimously Recommend That Shareholders Of Each Fund Vote To Approve Proposal 2 and Proposal 3

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

        UAM Fund Services, Inc. serves as the Fund's administrator, UAM Shareholder Services Center, Inc. serves as the Fund's sub-shareholder servicing agent and UAM Fund Distributors, Inc. serves as the Fund's principal underwriter. UAM Fund Services, Inc., UAM Shareholder Services Center, Inc. and UAM Fund Distributors, Inc. are affiliates of UAM. UAM Fund Services, Inc. and UAM Fund Distributors, Inc, are located at 211 Congress Street, 4/th/ Floor, Boston, Massachusetts 02110 and UAM Shareholder Services, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

        . During its last fiscal year, the Fund paid to UAM Funds Services, Inc. $_________ for services rendered as administrator;

        . During its last fiscal year, the Fund paid to UAM Shareholder Services Center, Inc. $_________ for services rendered as sub-shareholder servicing agent;

        .    As of December 21, 2000, the Fund's net assets were $__________.

        The Fund does not pay UAM Fund Distributors, Inc. for its services as principal underwriter to the Fund.

Payment of Expenses

        Buyer shall pay the Fund's expenses in connection with the name change and Investment Advisory Agreement up to $25,000 and the Seller shall pay the Fund's expenses in excess thereof. For purposes of this Section the Fund's expense shall include any expense reasonably incurred in connection with obtaining the approval of the Board of Directors of the Fund and the shareholder of the Portfolio of the Investment Advisory Agreement and interim advisory or any other transaction contemplated by this Agreement.

Beneficial Ownership of Shares

        The following table contains information about the beneficial ownership by shareholders of five percent (5%) or more of the Fund's outstanding shares as of December 21, 2000. On that date, the existing nominees and officers of the Funds, together as a group, "beneficially owned" less than one percent of the Fund's outstanding shares.

        Name and Address of Shareholder       Number of Shares Owned    Percentage of Fund
        --------------------------------------------------------------------------------------------
            (to be inserted)                      (to be inserted)          (to be inserted)
        --------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------

        --------------------------------------------------------------------------------------------


As of December 21, 2000, the Fund had _____ shares outstanding.

The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Fund by the existing directors of the Company, and/or on the records of the Company's transfer agent.

Annual and Semi-Annual Reports to Shareholders

For a free copy of the Fund's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Fund may call 1-877-826-5465 or write to the UAM Funds at PO Box 219081, Kansas City, MO 64121.

Other Business

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Maryland law.

The Directors, Including the Independent Directors, Recommend Approval of each Proposal. Any Unmarked Proxies without Instructions to the Contrary will be Voted in Favor of Approval of the Proposals.

UAM Funds
825 Duportail Road
Wayne, PA 19087

                                UAM FUNDS, INC.
                         DSI SMALL CAP VALUE PORTFOLIO
                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                     MEETING OF SHAREHOLDERS TO BE HELD ON
                               JANUARY 31, 2001

The undersigned hereby appoints Gary L. French and Linda T. Gibson and each of them, as attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the DSI Small Cap Value Portfolio (the "Fund"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 on January 31, 2001, at 9:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be voted "For" all proposals relating to the Fund. The proxies are hereby authorized to vote in their discretion on any matter that may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

-To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

This proxy will be voted as specified below with respect to the action to be taken on the following proposals. In the absence of any specification, this proxy will be voted IN FAVOR of the proposals. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD OF DIRECTORS OF UAM FUNDS, INC. RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

--------------------------------------------------------------------------------------------------
Vote On Proposals                                                  For      Against     Abstain
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
1.      To approve the proposed changes to the Fund's
        fundamental investment restrictions (see pages ___ to
        ___ of the proxy statement)

--------------------------------------------------------------------------------------------------
1A      Diversification of investments                             [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
1B      Borrowing                                                  [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
1C      Issuing of senior securities                               [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
1D      Underwriting                                               [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
1E      Industry concentration                                     [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
1F      Investment in real estate                                  [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
1G      Commodities                                                [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
1H      Lending                                                    [_]        [_]         [_]
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
2.      To ratify an interim advisory agreement implemented        [_]        [_]         [_]
        as a result of the Old Mutual Transaction
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
3.      To approve an Investment Advisory Agreement between        [_]        [_]         [_]
        the Fund and its investment adviser
--------------------------------------------------------------------------------------------------

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

----------------------------------------------------------------------------------------------------
      Signature [PLEASE SIGN WITHIN BOX]          Date       Signature (Joint Owners)        Date
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------